Exhibit 99.(C)(12)

Preliminary Draft – Confidential Discussion Materials Regarding Project Thunder March 14, 2022

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Preliminary Draft – Confidential These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Conflicts Committee (the “Conflicts Committee”) of the Board of Directors of Blueknight Energy Partners G.P., LLC, the general partner of Blueknight Energy Partners, L.P. (the “Partnership”), to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Evercore. These materials are based on information provided by or on behalf of the Conflicts Committee, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Partnership and/or other potential transaction participants or obtained from public sources, Evercore has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Partnership. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to Evercore and were prepared exclusively for the benefit and internal use of the Conflicts Committee. These materials were compiled on a confidential basis for use by the Conflicts Committee and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore or any of its affiliates to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates. Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein.

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Preliminary Draft – Confidential Project Thunder Discussion Materials ($ in millions) February 2022 Board Meeting (Management Case Projections) Feb 2022 Board Meeting Quarterly Annual 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 12/31/2022 12/31/2023 12/31/2024 12/31/2025 12/31/2026 Base EBITDA $11.5 $12.0 $14.8 $15.0 $12.1 $12.4 $15.1 $15.1 $53.2 $54.7 $56.2 $58.2 $60.9 Stage 2 EBITDA [***] Refined Gasoline and Blend Components $— $— $— $— $— $1.7 $1.7 $1.7 $— $5.1 $6.9 $7.1 $7.2 [***] Asphalt Terminals -—- 0.8 0.8 0.8 0.8 1.0 1.0 1.7 3.7 4.1 4.1 4.2 Less: G&A -—- (0.1) (0.1) (0.2) (0.2) (0.2) (0.2) (0.3) (0.7) (0.7) (0.7) (0.7) Additional Stage 2 EBITDA $— $— $0.7 $0.7 $0.7 $2.4 $2.5 $2.5 $1.4 $8.1 $10.3 $10.4 $10.7 Stage 2+ EBITDA Other Growth 1 $— $— $— $— $2.1 $2.1 $2.1 $2.1 $— $8.3 $8.3 $8.3 $8.3 Other Growth 2 -- 0.7 0.7 — 1.4 2.8 2.8 2.8 Other Growth 3 5.6 5.6 5.6 Other Growth 4 - - 5.6 5.6 Other Growth 5 5.6 Less: G&A (0.2) (0.2) (0.3) (0.3) — (0.9) (1.5) (2.0) (2.5) Additional Stage 2+ EBITDA $— $— $— $— $1.9 $1.9 $2.5 $2.5 $— $8.8 $15.2 $20.2 $25.3 Total EBITDA $11.5 $12.0 $15.5 $15.7 $14.6 $16.7 $20.2 $20.2 $54.6 $71.7 $81.7 $88.8 $96.9 Base Growth Capex ($7.6) ($3.6) ($3.6) ($0.1) ($0.6) ($0.1) ($0.1) ($0.1) ($14.9) ($0.9) ($0.4) ($0.4) ($0.4) Stage 2 Growth Capex [***] Refined Gasoline and Blend Components $— $— ($19.6) ($12.6) ($6.3) ($6.3) $— $— ($32.1) ($12.6) $— $— $— [***] Asphalt Terminals -—- (27.0) -- (27.0) - Additional Stage 2 Growth Capex $— $— ($46.6) ($12.6) ($6.3) ($6.3) $— $— ($59.1) ($12.6) $— $— $— Stage 2+ Growth Capex Other Growth 1 $— $— $— $— ($75.0) $— $— $— $— ($75.0) $— $— $—Other Growth 2 -- (25.0) -—- (25.0) -——-Other Growth 3 -- (50.0) -—-Other Growth 4 - (50.0) —Other Growth 5 (50.0) Additional Stage 2+ Growth Capex $— $— $— $— ($75.0) $— ($25.0) $— $— ($100.0) ($50.0) ($50.0) ($50.0) Total Growth Capex ($7.6) ($3.6) ($50.2) ($12.7) ($81.9) ($6.4) ($25.1) ($0.1) ($74.0) ($113.5) ($50.4) ($50.4) ($50.4) Assumes capex spent in Q1 of each year Source: BKEP management as of 3/5/22 1

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Preliminary Draft – Confidential Project Thunder Discussion Materials ($ in millions) February 2022 Board Meeting (Management Case Projections – Sensitivity Case) ï® Upon request by the Conflicts Committee, Evercore sensitized the following items: ï,„ Incorporated a 12-month delay on all growth projects to achieve EBITDA once capital expenditures have been fully spent ï,„ Risked Stage 2 projects at 65% (capital expenditures and EBITDA cut to 65% of plan) and Stage 2+ projects at 50% (capital expenditures and EBITDA cut to 50% of plan)ï,„ Reduced acquisition/build multiple to 7.5x from 9.0x Feb 2022 Board Meeting (Sensitivity Case) Quarterly Annual 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 12/31/2022 12/31/2023 12/31/2024 12/31/2025 12/31/2026 Base EBITDA $11.5 $12.0 $14.8 $15.0 $12.1 $12.4 $15.1 $15.1 $53.2 $54.7 $56.2 $58.2 $60.9 Stage 2 EBITDA [***] Refined Gasoline and Blend Components $— $— $— $— $— $— $1.1 $1.1 $— $2.2 $4.5 $4.6 $4.7 [***] Asphalt Terminals -—- 0.5 0.5 0.5 0.5 0.7 0.7 1.1 2.4 2.6 2.7 2.7 Less: G&A -—- (0.1) (0.1) (0.1) (0.1) (0.1) (0.1) (0.2) (0.5) (0.5) (0.5) (0.5) Additional Stage 2 EBITDA $— $— $0.5 $0.4 $0.4 $0.4 $1.7 $1.7 $0.9 $4.2 $6.7 $6.8 $7.0 Stage 2+ EBITDA Other Growth 1 $— $— $— $— $— $— $— $— $— $— $5.0 $5.0 $5.0 Other Growth 2 -- 0.8 1.7 1.7 Other Growth 3 -3.3 3.3 Other Growth 4 - 3.3 Other Growth 5 --Less: G&A -- (0.4) (0.8) (1.0) Additional Stage 2+ EBITDA $— $— $— $— $— $— $— $— $— $— $5.4 $9.3 $12.3 Total EBITDA $11.5 $12.0 $15.2 $15.4 $12.5 $12.8 $16.8 $16.8 $54.2 $58.9 $68.3 $74.2 $80.2 Base Growth Capex ($7.6) ($3.6) ($3.6) ($0.1) ($0.6) ($0.1) ($0.1) ($0.1) ($14.9) ($0.9) ($0.4) ($0.4) ($0.4) Stage 2 Growth Capex [***] Refined Gasoline and Blend Components $— $— ($12.7) ($8.2) ($4.1) ($4.1) $— $— ($20.9) ($8.2) $— $— $—[***] Asphalt Terminals -—- (17.6) -- (17.6) -- Additional Stage 2 Growth Capex $— $— ($30.3) ($8.2) ($4.1) ($4.1) $— $— ($38.4) ($8.2) $— $— $— Stage 2+ Growth Capex Other Growth 1 $— $— $— $— ($9.4) ($9.4) ($9.4) ($9.4) $— ($37.5) $— $— $—Other Growth 2 -- (3.1) (3.1) — (6.3) (6.3) -—-Other Growth 3 -- (25.0) -—-Other Growth 4 -- (25.0) —Other Growth 5 -- (25.0) Additional Stage 2+ Growth Capex $— $— $— $— ($9.4) ($9.4) ($12.5) ($12.5) $— ($43.8) ($31.3) ($25.0) ($25.0) Total Growth Capex ($7.6) ($3.6) ($33.9) ($8.3) ($14.1) ($13.6) ($12.6) ($12.6) ($53.3) ($52.8) ($31.7) ($25.4) ($25.4) Assumes $25 million spent ratably across each year Source: BKEP management as of 3/5/22 2

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Preliminary Draft – Confidential Project Thunder Discussion Materials ($ in millions) Comparison of Annual Financial Projections February 2022 Board Meeting February 2022 Board Meeting (Sensitivity Case) Variance 12/31/2022 12/31/2023 12/31/2024 12/31/2025 12/31/2026 12/31/2022 12/31/2023 12/31/2024 12/31/2025 12/31/2026 12/31/2022 12/31/2023 12/31/2024 12/31/2025 12/31/2026 Base EBITDA $53.2 $54.7 $56.2 $58.2 $60.9 $53.2 $54.7 $56.2 $58.2 $60.9 $— $— $— $— $— Stage 2 EBITDA [***] Refined Gasoline and Blend Components $— $5.1 $6.9 $7.1 $7.2 $— $2.2 $4.5 $4.6 $4.7 $— ($2.9) ($2.4) ($2.5) ($2.5) [***] Asphalt Terminals 1.7 3.7 4.1 4.1 4.2 1.1 2.4 2.6 2.7 2.7 (0.6) (1.3) (1.4) (1.4) (1.5) Less: G&A (0.3) (0.7) (0.7) (0.7) (0.7) (0.2) (0.5) (0.5) (0.5) (0.5) 0.1 0.2 0.3 0.3 0.3 Additional Stage 2 EBITDA $1.4 $8.1 $10.3 $10.4 $10.7 $0.9 $4.2 $6.7 $6.8 $7.0 ($0.5) ($4.0) ($3.6) ($3.7) ($3.8) Stage 2+ EBITDA Other Growth 1 $— $8.3 $8.3 $8.3 $8.3 $— $— $5.0 $5.0 $5.0 $— ($8.3) ($3.3) ($3.3) ($3.3) Other Growth 2 — 1.4 2.8 2.8 2.8 -—- 0.8 1.7 1.7 — (1.4) (1.9) (1.1) (1.1) Other Growth 3 -—- 5.6 5.6 5.6 -——- 3.3 3.3 -—- (5.6) (2.2) (2.2) Other Growth 4 -——- 5.6 5.6 -- 3.3 -- (5.6) (2.2) Other Growth 5 -- 5.6 -(5.6) Less: G&A — (0.9) (1.5) (2.0) (2.5) -—- (0.4) (0.8) (1.0) — 0.9 1.1 1.3 1.5 Additional Stage 2+ EBITDA $— $8.8 $15.2 $20.2 $25.3 $— $— $5.4 $9.3 $12.3 $— ($8.8) ($9.8) ($11.0) ($12.9) Total EBITDA $54.6 $71.7 $81.7 $88.8 $96.9 $54.2 $58.9 $68.3 $74.2 $80.2 ($0.5) ($12.8) ($13.4) ($14.6) ($16.7) Base Growth Capex ($14.9) ($0.9) ($0.4) ($0.4) ($0.4) ($14.9) ($0.9) ($0.4) ($0.4) ($0.4) $— $— $— $— $— Stage 2 Growth Capex [***] Refined Gasoline and Blend Components ($32.1) ($12.6) $— $— $— ($20.9) ($8.2) $— $— $— ($11.2) ($4.4) $— $— $—[***] Asphalt Terminals (27.0) -- (17.6) - (9.5) - Additional Stage 2 Growth Capex ($59.1) ($12.6) $— $— $— ($38.4) ($8.2) $— $— $— ($20.7) ($4.4) $— $— $— Stage 2+ Growth Capex Other Growth 1 $— ($75.0) $— $— $— $— ($37.5) $— $— $— $— ($37.5) $— $— $—Other Growth 2 — (25.0) -- (6.3) (6.3) - (18.8) 6.3 -—-Other Growth 3 -—- (50.0) - (25.0) -- (25.0) -—-Other Growth 4 -- (50.0) -—- (25.0) -- (25.0) —Other Growth 5 -- (50.0) -- (25.0) - (25.0) Additional Stage 2+ Growth Capex $— ($100.0) ($50.0) ($50.0) ($50.0) $— ($43.8) ($31.3) ($25.0) ($25.0) $— ($56.3) ($18.8) ($25.0) ($25.0) Total Growth Capex ($74.0) ($113.5) ($50.4) ($50.4) ($50.4) ($53.3) ($52.8) ($31.7) ($25.4) ($25.4) ($20.7) ($60.6) ($18.8) ($25.0) ($25.0) Source: BKEP management as of 3/5/22; internal Conflict Committee communication 3

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Preliminary Draft – Confidential Project Thunder Discussion Materials ($ in millions, except per unit amounts) Discounted Cash Flow Analysis – BKEP Financial Projections (Not Risked, 9.0x Acquisition Multiple, No EBITDA Delay Following Capital Expenditure Spend) Summary Results (February 2022 Board Meeting Projections) For Years Ending December 31, EBITDA Perpetuity 2022E 2023E 2024E 2025E 2026E Multiple Growth Adjusted EBITDA $55 $70 $82 $89 $97 $97 $97 Less: Tax Depreciation and Amortization¹ (652) (121) (59) (49) (39) (11) EBIT ($598) ($51) $22 $40 $58 $86 Less: Taxes² -—- (1) (2) (4) (32) EBIAT ($598) ($51) $21 $38 $54 $54 Plus: Tax Depreciation and Amortization 652 121 59 49 39 11 Less: Growth Capital Expenditures (74) (113) (50) (50) (50) —Less: Maintenance Capital Expenditures (6) (8) (9) (10) (11) (11) Plus: Asset Sales / (Acquisitions) 1 0 -———- Unlevered Free Cash Flow ($25) ($51) $21 $26 $32 $54 EBITDA Multiple / Perpetuity Growth Rate 9.5x 2.5% Implied Terminal Value $920 $837 PV of Terminal Value @ 9.0% Discount Rate $598 $568 Plus: PV of Unlevered Free Cash Flow @ 9.0% Discount Rate (11) Implied Enterprise Value $587 – $557 Less: Market Value Preferred Equity as of October 8, 2021³ (291) Less: Net Debt as of December 31, 2021 (97) Implied Equity Value $200 – $169 BKEP LP Units Outstandingâ´ 44 Implied BKEP Unit Value $4.56 – $3.87 Midpoint: $4.22 Note: Projections provided by BKEP management as of 3/5/22 1. 2022E tax DD&A assumes 100.0% bonus depreciation calculated as the midpoint of the enterprise value range plus 2022E capital expenditures; 2023E and 2024E tax DD&A assumes 100.0% bonus depreciation on capital expenditures; bonus depreciation phase-down on growth capital expenditures in 2025E (80.0%) and 2026E (60.0%) 2. Assumes unitholder effective tax rate of 29.6% (80% of 37% tax rate) through 2025E and 37.0% thereafter for Partnerships 3. Includes 1.6% general partner interest 4. Includes 1.6% general partner interest and effect of dilutive securities including phantom units and RSUs 4

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Preliminary Draft – Confidential Project Thunder Discussion Materials ($ in millions, except per unit amounts) Discounted Cash Flow Analysis – BKEP Financial Projections (Excludes Growth Projects) Summary Results (February 2022 Board Meeting Projections) For Years Ending December 31, EBITDA Perpetuity 2022E 2023E 2024E 2025E 2026E Multiple Growth Adjusted EBITDA $53 $55 $56 $58 $61 $61 $61 Less: Tax Depreciation and Amortization¹ (566) (7) (7) (6) (4) (7) EBIT ($513) $48 $50 $53 $56 $54 Less: Taxes² — (3) (3) (3) (4) (20) EBIAT ($513) $45 $47 $50 $52 $34 Plus: Tax Depreciation and Amortization 566 7 7 6 4 7 Less: Growth Capital Expenditures (15) (1) (0) (0) (0) —Less: Maintenance Capital Expenditures (6) (6) (6) (6) (7) (7) Plus: Asset Sales / (Acquisitions) 1 0 -———- Unlevered Free Cash Flow $33 $45 $47 $48 $50 $34 EBITDA Multiple / Perpetuity Growth Rate 9.5x 2.5% Implied Terminal Value $578 $527 PV of Terminal Value @ 9.0% Discount Rate $376 $357 Plus: PV of Unlevered Free Cash Flow @ 9.0% Discount Rate 178 Implied Enterprise Value $554 – $536 Less: Market Value Preferred Equity as of October 8, 2021³ (291) Less: Net Debt as of December 31, 2021 (97) Implied Equity Value $166 – $148 BKEP LP Units Outstandingâ´ 44 Implied BKEP Unit Value $3.81 – $3.38 Midpoint: $3.59 Note: Projections provided by BKEP management as of 3/5/22 1. 2022E tax DD&A assumes 100.0% bonus depreciation calculated as the midpoint of the enterprise value range plus 2022E capital expenditures; 2023E and 2024E tax DD&A assumes 100.0% bonus depreciation on capital expenditures; bonus depreciation phase-down on growth capital expenditures in 2025E (80.0%) and 2026E (60.0%) 2. Assumes unitholder effective tax rate of 29.6% (80% of 37% tax rate) through 2025E and 37.0% thereafter for Partnerships 3. Includes 1.6% general partner interest 4. Includes 1.6% general partner interest and effect of dilutive securities including phantom units and RSUs 5

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Preliminary Draft – Confidential Project Thunder Discussion Materials ($ in millions, except per unit amounts) Discounted Cash Flow Analysis – BKEP Financial Projections (Sensitivity Case – Stage 2 Risked at 65%, Stage 2+ Risked at 50%, 7.5x Acquisition Multiple, 12-Month EBITDA Delay Following Capital Expenditure Spend) Summary Results (February 2022 Board Meeting Sensitivity Case) For Years Ending December 31, EBITDA Perpetuity 2022E 2023E 2024E 2025E 2026E Multiple Growth Adjusted EBITDA $54 $59 $68 $74 $80 $84 $84 Less: Tax Depreciation and Amortization¹ (628) (59) (39) (27) (22) (9) EBIT ($573) ($0) $29 $47 $59 $75 Less: Taxes² -—- (2) (3) (4) (28) EBIAT ($573) ($0) $28 $44 $54 $47 Plus: Tax Depreciation and Amortization 628 59 39 27 22 9 Less: Growth Capital Expenditures (53) (53) (32) (25) (25) —Less: Maintenance Capital Expenditures (6) (7) (7) (8) (8) (9) Plus: Asset Sales / (Acquisitions) 1 0 -———- Unlevered Free Cash Flow ($4) ($0) $28 $38 $42 $47 EBITDA Multiple / Perpetuity Growth Rate 9.5x 2.5% Implied Terminal Value $793 $726 PV of Terminal Value @ 9.0% Discount Rate $516 $472 Plus: PV of Unlevered Free Cash Flow @ 9.0% Discount Rate 75 Implied Enterprise Value $590 – $546 Less: Market Value Preferred Equity as of October 8, 2021³ (291) Less: Net Debt as of December 31, 2021 (97) Implied Equity Value $202 – $158 BKEP LP Units Outstandingâ´ 44 Implied BKEP Unit Value $4.63 – $3.62 Midpoint: $4.13 Note: Projections provided by BKEP management as of 3/5/22 1. 2022E tax DD&A assumes 100.0% bonus depreciation calculated as the midpoint of the enterprise value range plus 2022E capital expenditures; 2023E and 2024E tax DD&A assumes 100.0% bonus depreciation on capital expenditures; bonus depreciation phase-down on growth capital expenditures in 2025E (80.0%) and 2026E (60.0%) 2. Assumes unitholder effective tax rate of 29.6% (80% of 37% tax rate) through 2025E and 37.0% thereafter for Partnerships 3. Includes 1.6% general partner interest 4. Includes 1.6% general partner interest and effect of dilutive securities including phantom units and RSUs 6

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Preliminary Draft – Confidential Project Thunder Discussion Materials ($ in millions, except per unit amounts) Discounted Cash Flow Analysis – BKEP Financial Projections (Sensitivity Case – Stage 2 Risked at 65%, Stage 2+ Risked at 50%, 8.0x Acquisition Multiple, 12-Month EBITDA Delay Following Capital Expenditure Spend) Summary Results (February 2022 Board Meeting Sensitivity Case) For Years Ending December 31, EBITDA Perpetuity 2022E 2023E 2024E 2025E 2026E Multiple Growth Adjusted EBITDA $54 $59 $68 $74 $79 $82 $82 Less: Tax Depreciation and Amortization¹ (620) (59) (39) (27) (22) (9) EBIT ($566) ($0) $29 $47 $58 $74 Less: Taxes² -—- (2) (3) (4) (27) EBIAT ($566) ($0) $27 $44 $54 $47 Plus: Tax Depreciation and Amortization 620 59 39 27 22 9 Less: Growth Capital Expenditures (53) (53) (32) (25) (25) —Less: Maintenance Capital Expenditures (6) (7) (7) (8) (8) (9) Plus: Asset Sales / (Acquisitions) 1 0 -———- Unlevered Free Cash Flow ($4) ($0) $27 $38 $41 $47 EBITDA Multiple / Perpetuity Growth Rate 9.5x 2.5% Implied Terminal Value $783 $715 PV of Terminal Value @ 9.0% Discount Rate $509 $465 Plus: PV of Unlevered Free Cash Flow @ 9.0% Discount Rate 73 Implied Enterprise Value $582 – $538 Less: Market Value Preferred Equity as of October 8, 2021³ (291) Less: Net Debt as of December 31, 2021 (97) Implied Equity Value $195 – $151 BKEP LP Units Outstandingâ´ 44 Implied BKEP Unit Value $4.45 – $3.44 Midpoint: $3.95 Note: Projections provided by BKEP management as of 3/5/22 1. 2022E tax DD&A assumes 100.0% bonus depreciation calculated as the midpoint of the enterprise value range plus 2022E capital expenditures; 2023E and 2024E tax DD&A assumes 100.0% bonus depreciation on capital expenditures; bonus depreciation phase-down on growth capital expenditures in 2025E (80.0%) and 2026E (60.0%) 2. Assumes unitholder effective tax rate of 29.6% (80% of 37% tax rate) through 2025E and 37.0% thereafter for Partnerships 3. Includes 1.6% general partner interest 4. Includes 1.6% general partner interest and effect of dilutive securities including phantom units and RSUs 7

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Preliminary Draft – Confidential Project Thunder Discussion Materials ($ in millions, except per unit amounts) Discounted Cash Flow Analysis – BKEP Financial Projections (Sensitivity Case – Stage 2 Risked at 50%, Stage 2+ Risked at 50%, 8.0x Acquisition Multiple, 12-Month EBITDA Delay Following Capital Expenditure Spend) Summary Results (February 2022 Board Meeting Sensitivity Case) For Years Ending December 31, EBITDA Perpetuity 2022E 2023E 2024E 2025E 2026E Multiple Growth Adjusted EBITDA $54 $58 $66 $72 $78 $81 $81 Less: Tax Depreciation and Amortization¹ (607) (57) (39) (27) (21) (9) EBIT ($553) $1 $28 $45 $56 $72 Less: Taxes² — (0) (2) (3) (4) (27) EBIAT ($553) $0 $26 $42 $52 $46 Plus: Tax Depreciation and Amortization 607 57 39 27 21 9 Less: Growth Capital Expenditures (44) (51) (32) (25) (25) —Less: Maintenance Capital Expenditures (6) (6) (7) (8) (8) (9) Plus: Asset Sales / (Acquisitions) 1 0 -———- Unlevered Free Cash Flow $4 $1 $26 $36 $40 $46 EBITDA Multiple / Perpetuity Growth Rate 9.5x 2.5% Implied Terminal Value $768 $701 PV of Terminal Value @ 9.0% Discount Rate $499 $456 Plus: PV of Unlevered Free Cash Flow @ 9.0% Discount Rate 79 Implied Enterprise Value $579 – $535 Less: Market Value Preferred Equity as of October 8, 2021³ (291) Less: Net Debt as of December 31, 2021 (97) Implied Equity Value $191 – $147 BKEP LP Units Outstandingâ´ 44 Implied BKEP Unit Value $4.37 – $3.37 Midpoint: $3.87 Note: Projections provided by BKEP management as of 3/5/22 1. 2022E tax DD&A assumes 100.0% bonus depreciation calculated as the midpoint of the enterprise value range plus 2022E capital expenditures; 2023E and 2024E tax DD&A assumes 100.0% bonus depreciation on capital expenditures; bonus depreciation phase-down on growth capital expenditures in 2025E (80.0%) and 2026E (60.0%) 2. Assumes unitholder effective tax rate of 29.6% (80% of 37% tax rate) through 2025E and 37.0% thereafter for Partnerships 3. Includes 1.6% general partner interest 4. Includes 1.6% general partner interest and effect of dilutive securities including phantom units and RSUs 8

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Preliminary Draft – Confidential Project Thunder Discussion Materials Analysis at Various Prices ($ and unit counts in millions, except per unit amounts) Proposed Consideration per Common Unit $3.50 $3.75 $4.00 $4.25 $4.50 $4.75 Implied Premium to October 8, 2021 Closing Price 14.0% 22.1% 30.3% 38.4% 46.6% 54.7% Implied Premium to March 11, 2022 Closing Price 7.0% 14.7% 22.3% 30.0% 37.6% 45.3% Common Units Outstanding¹ 44 44 44 44 44 44 Total Common Equity Value $153 $164 $175 $186 $197 $208 Series A Preferred Unit Offer $8.46 $8.46 $8.46 $8.46 $8.46 $8.46 Series A Preferred Units Outstanding² 34 34 34 34 34 34 Total Series A Preferred Equity Value $291 $291 $291 $291 $291 $291 Total Equity Value $444 $455 $466 $477 $488 $499 Plus: Current Net Debt 97 97 97 97 97 97 Total Enterprise Value $541 $552 $563 $574 $585 $596 Common Unit Premium as of October 8, 2021 Metric October 8, 2021 Closing Price $3.07 14.0% 22.1% 30.3% 38.4% 46.6% 54.7% 10-Day VWAP 3.17 10.6% 18.5% 26.4% 34.2% 42.1% 50.0% 30-Day VWAP 3.17 10.5% 18.4% 26.3% 34.2% 42.0% 49.9% 60-Day VWAP 3.25 7.7% 15.4% 23.1% 30.8% 38.5% 46.2% EV / EBITDA (Management Case: Excludes Growth Projects) 2022E $53 10.2x 10.4x 10.6x 10.8x 11.0x 11.2x 2023E 55 9.9 10.1 10.3 10.5 10.7 10.9 2024E 56 9.6 9.8 10.0 10.2 10.4 10.6 EV / EBITDA (Sensitivity Case: Risked 65% / 50%—7.5x Acquisition Multiple) 2022E $54 10.0x 10.2x 10.4x 10.6x 10.8x 11.0x 2023E 59 9.2 9.4 9.6 9.7 9.9 10.1 2024E 68 7.9 8.1 8.2 8.4 8.6 8.7 EV / EBITDA (Sensitivity Case: Risked 65% / 50%—8.0x Acquisition Multiple) 2022E $54 10.0x 10.2x 10.4x 10.6x 10.8x 11.0x 2023E 59 9.2 9.4 9.6 9.7 9.9 10.1 2024E 68 8.0 8.1 8.3 8.4 8.6 8.8 Source: BKEP management, Partnership filings, FactSet 1. Includes 1.6% GP Interest and effect of dilutive securities including as phantom units and RSUs 2. Includes 1.6% GP interest 9

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Preliminary Draft – Confidential Project Thunder Discussion Materials Peer Group Trading Metrics ($ in millions, except per unit amounts) Price % of 52-Week Equity Enterprise EV / EBITDA Current Net Debt / Partnership 3/11/22 High Value Value 2022E 2023E Dist. Yield 2022E EBITDA Delek Logistics Partners, LP $40.93 79.4% $1,779 $2,674 8.6x 7.5x 9.5% 2.9x Genesis Energy, L.P. 12.39 91.9% 1,523 5,827 10.3 8.8 4.8% 5.2 Global Partners LP 26.40 94.3% 903 2,320 9.1 8.8 8.9% 5.0 Holly Energy Partners, L.P. 16.73 70.6% 1,767 3,237 8.3 7.4 8.4% 3.4 Martin Midstream Partners L.P. 3.81 86.6% 148 648 6.1 6.2 0.5% 4.7 NuStar Energy L.P. 16.31 78.7% 1,839 6,390 8.9 8.7 9.8% 4.4 PBF Logistics LP 13.52 81.0% 846 1,435 6.6 6.5 8.9% 2.7 Sprague Resources LP 16.83 57.2% 442 1,316 NM NM 10.3% NM Sunoco LP 41.62 88.6% 4,166 7,586 9.4 9.0 7.9% 4.2 USD Partners LP 5.65 68.3% 159 321 5.6 5.1 8.6% 2.9 Mean 8.1x 7.6x 7.8% 3.9x Median 8.6 7.5 8.7% 4.2 Source: Public filings and FactSet 10

[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.